UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A (Amendment No. 1)

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): March 25, 2022

Statera Biopharma, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-32954	20-0077155
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

2537 Research Boulevard, Suite 201 Fort Collins, CO 80526
(Address of Principal Executive Offices and zip code)

(888) 613-8802
(Registrant's Telephone Number, Including Area Code)

Securities registered or to be registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.005	STAB	NASDAQ Capital Market

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐         Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐         Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐         Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐         Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

EXPLANATORY NOTE

On March 31, 2022, Statera Biopharma, Inc. (the “Company”) filed a current report on Form 8-K (the “Original Report”) to report, among other things, that two members of its board of directors had resigned and that, as a result, the Company was no longer in compliance with certain requirements of the Nasdaq Stock Market’s Listing Rules. The Company is filing this Amendment No. 1 to Form 8-K/A (this “Amendment”) to revise certain disclosures made in Item 3.01 of the Original Report with respect to the ability of the Company to remediate and cure the deficiencies. This Amendment does not amend any other item of the Original Report or purport to provide an update or a discussion of any developments at the Company subsequent to the filing date of the Original Report.

Item 3.01.         Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing

On March 25, 2022, Randy Saluck and Lea Verny, each a member of the board of directors (the “Board”) of the Company, resigned from their positions as members of Board, effective immediately. At the time of their resignations, Mr. Saluck and Ms. Verny each served on the audit, nominating and corporate governance and compensation committees of the Board. As a result of these resignations, the Company is no longer in compliance with several of the Nasdaq Stock Market’s (“NASDAQ”) governance rules.

First, under NASDAQ Listing Rule 5605(b)(1), a majority of the directors on the Board must be independent directors, as defined under the NASDAQ rules. As of the effective time of the resignations of Mr. Saluck and Ms. Verny, the Board is comprised of one director who is independent under the NASDAQ Listing Rules and two directors who are not independent.

Second, under NASDAQ Listing Rule 5605(c)(2)(A), the audit committee of the Board must be comprised of at least three independent directors, as defined under the NASDAQ rules. As of the effective time of the resignations of Mr. Saluck and Ms. Verny, the audit committee of the Board is comprised of one director who is independent under the NASDAQ Listing Rules.

Third, under NASDAQ Listing Rules 5605(d)(2)(A) and 5605(d)(5), the compensation committee of the Board must be comprised of at least two independent directors, as defined under the NASDAQ Rules. As of the effective time of the resignations of Mr. Saluck and Ms. Verny, the compensation committee of the Board is comprised of only one director who is independent under the NASDAQ Listing Rules.

On March 28, 2022, the Company provided formal notice to NASDAQ disclosing the Company’s noncompliance with NASDAQ’s governance requirements as described above. Under NASDAQ’s rules, because the Company has only one independent director and one independent audit committee member, there is no available cure period within which the Company can regain compliance with the rules pertaining to the composition of the Board and the audit committee of the Board. Instead, the Company has until May 19, 2022 to submit a plan to NASDAQ to regain compliance. If NASDAQ accepts the plan, NASDAQ can grant an extension of up to 180 calendar days from April 4, 2022, the date of NASDAQ’s letter to the Company regarding this noncompliance matter, to evidence compliance. The Company intends to submit a plan to NASDAQ to regain compliance by or before May 19, 2022.

In accordance with Nasdaq Listing Rule 5605(d)(4), the Company is granted a cure period to regain compliance with the rules pertaining to the composition of the compensation committee of the Board, which cure period will expire upon the earlier of the Company’s next annual stockholders’ meeting or March 25, 2023; provided, however, that if the Company’s next annual stockholders’ meeting is held before September 21, 2022, then the Company must evidence compliance no later than September 21, 2022. The Board intends to appoint one or more new independent directors to fill the vacancies on the compensation committee of the Board prior to the expiration of such cure period in order to regain compliance with NASDAQ Listing Rule 5605(d)(2)(A) pertaining to the compensation committee of the Board.

Forward Looking Statements

This Current Report contains forward-looking statements that involve risks and uncertainties intended to be covered by the safe harbor for “forward-looking statements” provided by the Private Securities Litigation Reform Act of 1995, as amended. All statements other than statements of current or historical fact contained in this Current Report, including statements regarding the Company’s expected clinical development timeline for the Company’s product candidates, future financial position, business strategy, new products, budgets, liquidity, cash flows, projected costs, regulatory approvals, the impact of any laws or regulations applicable to the Company, and plans and objectives of management for future operations, are forward-looking statements. The words “anticipate,” “believe,” “continue,” “should,” “estimate,” “expect,” “intend,” “may,” “plan,” “project,” “will,” and similar expressions, as they relate to us, are intended to identify forward-looking statements. We have based these forward-looking statements on the current expectations about future events held by management. While we believe these expectations are reasonable, such forward-looking statements are inherently subject to risks and uncertainties, many of which are beyond the Company’s control. The Company’s actual future results may differ materially from those discussed here for various reasons. The Company discusses many of these risks under the heading “Risk Factors” in the Company’s Annual Report on Form 10-K filed with the SEC on March 22, 2021, as updated by the Company’s other filings with the SEC, including the proxy statement/prospectus filed with the SEC on June 4, 2021,.

Given these uncertainties, you should not place undue reliance on these forward-looking statements. The forward-looking statements included in this Current Report are made only as of the date hereof. We do not undertake any obligation to update any such statements or to publicly announce the results of any revisions to any of such statements to reflect future events or developments.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Statera Biopharma, Inc.

Date: April 13, 2022	By:	/s/ Cozette McAvoy
Name: Cozette McAvoy Title: Chief Legal Officer